Supplement dated September 29, 2026,

to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus

dated May 1, 2026, for Protective Aspirations Variable Annuity and

Protective® Investors Benefit Advisory Variable Annuity contracts issued by Protective Life Insurance Company
Protective Variable Annuity Separate Account

Supplement dated September 29, 2026,

to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus

dated May 1, 2026, for Protective Aspirations NY Variable Annuity and

Protective® Investors Benefit Advisory Variable Annuity NY contracts issued by Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract prospectus, updating summary prospectus, and initial summary prospectus (collectively, the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Liquidation of the Janus Henderson Global Sustainable Equity Portfolio:

The Board of Trustees of Janus Aspen Series approved a plan to liquidate and terminate the Janus Henderson Global Sustainable Equity Portfolio (the “Fund”) on or about April 30, 2027 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Contract. As a result, the Sub-Account (the “Janus Henderson Global Sustainable Equity Portfolio Sub-Account”) that invests in the Fund will also be liquidated. Effective on or about October 1, 2026, the Fund will no longer accept investments by new shareholders.

Contract Value on the Date of Liquidation.  If you have Contract Value  allocated to the Janus Henderson Global Sustainable Equity Portfolio Sub-Account as of 3:00 p.m. Central Time on April 30, 2027, Protective will automatically transfer that Contract Value to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account (the “Money Market Sub-Account”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on April 30, 2027, Purchase Payments and Contract Value may no longer be allocated or transferred into the Janus Henderson Global Sustainable Equity Portfolio Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on April 30, 2027, for the allocation of Purchase Payments or Contract Value to the Janus Henderson Global Sustainable Equity Portfolio Sub-Account will result in an allocation of such Purchase Payments or Contract Value to the Money Market Sub-Account.

Transfer Rights.  Under your Contract, you are permitted to transfer Contract Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

Currently, we do not impose a transfer fee and do not impose a limit on the number of transfers among Sub-Accounts that may be made in a calendar year. You may transfer from the Janus Henderson Global Sustainable Equity Portfolio Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year.  We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the Funds available under the Contract, including the Money Market Sub-Account, please call us at 800-456-6330. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Contract Value from the Janus Henderson Global Sustainable Equity Portfolio Sub-Account and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 800-456-6330 or through the Internet at www.protective.com.

Please keep this Supplement for future reference.